Exhibit 99.2

U. S. Physical Therapy, Inc.

Pro Forma Combined Financial Information (Unaudited)

The accompanying unaudited pro forma combined financial statements present the historical financial information of the U. S. Physical Therapy, Inc. and subsidiaries (the “Company” or “USPT”) as adjusted for the acquisition of ARC Rehabilitation Services, LLC and Athletic & Rehabilitation Center LLC (together hereinafter referred to as “ARC”).

The Company entered into a Reorganization and Purchase Agreement (the “Purchase Agreement”) with ARC, Matthew J. Condon, Kevin O’Rourke (collectively referred to as “Sellers”). Prior to, and in connection with, the transaction contemplated by the Purchase Agreement, the Sellers and Purchaser, formed or caused to be formed ARC Physical Therapy Plus, Limited Partnership, a Texas limited partnership (“ARC PT”) and ARC PT Management GP, LLC, a Texas limited liability company (“ARC GP”). ARC GP, which owns a 1% interest in ARC PT, is the sole general partner of ARC PT. ARC PT owns and operates 11 outpatient physical and occupational therapy clinics and has three on site industrial client locations it serves. As a result of the transaction contemplated by the Purchase Agreement, U. S. Physical Therapy, LTD (“USPT”), a subsidiary of the Company, will own 89% of the limited partnership interests of ARC PT and 100% general partnership interest in ARC GP (the “Acquired Interests”).

The Company paid an aggregate of $35,955,000 for the Acquired Interests, including (i) $35,455,000 in cash and (ii) a promissory note in the amount of $500,000. The cash consideration was funded from the Company’s cash reserves and funds drawn on the Company’s credit agreement.

The accompanying pro forma combined balance sheets and statements of income for the nine months ended September 30, 2013 and the year ended December 31, 2012 combines the historical information of the Company for the nine months ended September 30, 2013 and year ended December 31, 2012 with the historical information of ARC for the nine months ended September 30, 2013 and the year ended December 31, 2012, respectively, as if the acquisition had occurred on January 1, 2012.

The pro forma combined financial statements have been prepared by management, based on the historical financial statements of the Company and ARC. These pro forma combined financial statements may not be indicative of the results that actually would have occurred if the ARC Acquisition had been in effect on the dates indicated or of the results that may be obtained in the future. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the Company for the nine months ended September 30, 2013 and the year ended December 31, 2012 and with the historical financial statements of ARC for the year ended December 31, 2012, which are included as Exhibit 99.1 in this filing.

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES

COMBINED CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2013

(IN THOUSANDS, EXCEPT SHARE DATA)

(unaudited)

	USPT (1)	ARC (2)	Adjustments Debit (Credit)		Proforma Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$12,123	$3,281	$(284	) (3)	$15,120
Patient accounts receivable, net	27,289	1,564	—		28,853
Accounts receivable, net	1,263	—	—		1,263
Other current assets	4,482	154	—		4,636

Total current assets	45,157	4,999	(284)		49,872
Fixed assets:
Fixed assets at cost	59,666	1,198	(373	) (4)	60,491
Less accumulated depreciation and amortization	46,150	862	645	(4)	46,367

	13,516	336	272	(4)	14,124
Goodwill	105,234	—	25,645	(5)	130,879
Other intangible assets, net	14,672	—	6,885	(6)	21,557
Other assets	1,078	60	—		1,138

	$179,657	$5,395	$32,518		$217,570

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable—trade	$1,301	$19	$—		$1,320
Accrued expenses	14,779	566	—		15,345
Current portion of notes payable	575	—	(250	) (7)	825

Total current liabilities	16,655	585	(250)		17,490
Notes payable	400	—	—		400
Revolving line of credit	14,150	—	(33,155	) (8)	47,305
Deferred rent	1,015	95	—		1,110
Other long-term liabilities	728	—	—		728

Total liabilities	32,948	680	(33,405)		67,033
Commitments and contingencies
Shareholders’ equity:
U. S. Physical Therapy, Inc. shareholders’ equity:
Preferred stock, $.01 par value, 500,000 shares authorized, no shares issued and outstanding	—	—	—		—
Common stock, $.01 par value, 20,000,000 shares authorized, 14,321,557 shares issued/members’ equity	143	4,715	4,715	(9)	143
Additional paid-in capital	39,225	—	—		39,225
Retained earnings	116,555	—	(3,395	) (10)	119,950
Treasury stock at cost, 2,214,737 shares	(31,628)	—	—		(31,628)

Total U. S. Physical Therapy, Inc. shareholders’ equity	124,295	4,715	1,320		127,690
Non-controlling interests	22,414	—	(433	) (11)	22,847

Total equity	146,709	4,715	887		150,537

	$179,657	$5,395	$(32,518)		$217,570

See notes to combined condensed pro forma consolidated balance sheets.

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES

COMBINED CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2012

(IN THOUSANDS, EXCEPT SHARE DATA)

	USPT (12)	ARC (13)	Adjustments (14)	Adjustments Debit (Credit)		Proforma Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$11,671	$3,615	$—	$—		$15,286
Patient accounts receivable, net	25,973	2,014	—	—		27,987
Accounts receivable, net	1,703	—	—	—		1,703
Other current assets	5,975	85	—	—		6,060

Total current assets	45,322	5,714	—	—		51,036
Fixed assets:
Fixed assets at cost	57,174	2,141	(803)	(513	) (15)	57,999
Less accumulated depreciation and amortization	44,158	860	(47)	689	(15)	44,282

	13,016	1,281	(756)	176	(15)	13,717
Goodwill	100,188	—	—	25,645	(5)	125,833
Other intangible assets, net	12,146	—	—	7,119	(6)	19,265
Other assets	1,042	—	—	—		1,042

	$171,714	$6,995	$(756)	$32,940		$210,893

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable—trade	$1,732	$221	$—	$—		$1,953
Accrued expenses	14,116	652	—	—		14,768
Current portion of notes payable	459	45	(45)	(250	) (16)	709

Total current liabilities	16,307	918	(45)	(250)		17,430
Notes payable	175	506	(506)	(250	) (16)	425
Revolving line of credit	17,400	—	—	(35,455	) (17)	52,855
Deferred rent	894	95	—	—		989
Other long-term liabilities	2,279	—	—	—		2,279

Total liabilities	37,055	1,519	(551)	(35,955)		73,978
Commitments and contingencies
Shareholders’ equity:
U. S. Physical Therapy, Inc. shareholders’ equity:
Preferred stock, $.01 par value, 500,000 shares authorized, no shares issued and outstanding	—	—	—	—		—
Common stock, $.01 par value, 20,000,000 shares authorized, 14,321,557 shares issued/members equity	141	5,271	—	5,271	(9)	141
Additional paid-in capital	37,489	—	—	—		37,489
Retained earnings	111,321	—	—	(1,961	) (18)	113,282
Treasury stock at cost, 2,214,737 shares	(31,628)	—	—	—		(31,628)

Total U. S. Physical Therapy, Inc. shareholders’ equity	117,323	5,271	—	3,310		119,284
Non-controlling interests	17,336	205	(205)	(295	) (19)	17,631

Total equity	134,659	5,476	(205)	3,015		136,915

	$171,714	$6,995	$(756)	$(32,940)		$210,893

See notes to combined condensed pro forma consolidated balance sheets.

Notes to Unaudited Combined Condensed Pro Forma Consolidated Balance Sheets

1.	Based on the historical financial statements of the Company filed with the SEC on November 7, 2013 in its Form 10Q for the quarterly period ended September 30, 2013 (“September 2013 Form 10Q”).
2.	Based on the internal financial statements of ARC Investment Services, LLC for the nine months ended September 30, 2013. Elimination entries for the portion of the business not acquired in the ARC Acquisition is immaterial. The amounts in this column reflect the assets and liabilities of the business included in the ARC Acquisition.
3.	Represents payment on notes payable due January 1, 2013 if the ARC Acquisition occurred on January 1, 2012 of $250,000 and cash adjustment for activity of $34,000.
4.	To remove cost and accumulated depreciation on ARC and step up basis to $825,000. Also, includes estimated accumulated amortization through September 30, 2013 of $217,000.
5.	To reflect Goodwill related to ARC Acquisition if the transaction occurred as of January 1, 2012.
6.	To reflect estimated fair value of the identifiable intangible assets of $7,431,000 less accumulated amortization of $546,000 as of September 30, 2013 and $312,000 as of December 31, 2012.
7.	To reflect remaining balance of notes payable in the original amount of $500,000 less payment as if the ARC Acquisition occurred on January 1, 2012.
8.	To reflect funds drawn on the Company’s credit agreement of $35,455,000 less cash paid down of $2,300,000 based on proforma results.
9.	To eliminate ARC members’ equity.
10.	To reflect proforma earnings through September 30, 2013 as if the ARC Acquisition had occurred on January 1, 2012.
11.	To reflect non-controlling interests through September 30, 2013 as if the ARC Acquisition had occurred on January 1, 2012.
12.	Based on the historical financial statements of the Company filed with the SEC on March 12, 2013 in the Form 10K for the year ended December 31, 2012.
13.	Based on the audited financial statements of ARC Investment Services, LLC for the year ended December 31, 2012 (“ARC 2012 Audited Financials”).
14.	To eliminate the portion of the business included in the ARC 2012 Audited Financials not included as part of the ARC Acquisition.
15.	To remove cost and accumulated depreciation on ARC and step up basis to $825,000. Also, includes estimated of accumulated amortization through September 30, 2013 of $124,000.
16.	To reflect notes payable incurred by the Company in ARC Acquisition.
17.	To reflect funds drawn on the Company’s credit agreement to fund ARC Acquisition.
18.	To reflect proforma earnings through December 31, 2012 as if the ARC Acquisition had occurred on January 1, 2012.
19.	To reflect non-controlling interests through December 31, 2012 as if the ARC Acquisition had occurred on January 1, 2012.

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES

COMBINED CONDENSED PRO FORMA STATEMENT OF NET INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(unaudited)

	USPT (1)	ARC (2)	Adjustments Debit (Credit)		Proforma Consolidated
Net patient revenues	$191,027	$8,616	$(129	) (3)	$199,772
Other revenues	4,426	—	—		4,426

Net revenues	195,453	8,616	(129)		204,198
Clinic operating costs:
Salaries and related costs	105,318	3,787	—		109,105
Rent, clinic supplies, contract labor and other	38,161	1,425	196	(4)	39,782
Provision for doubtful accounts	3,390	—	129	(3)	3,519
Closure costs	21	—	—		21

Total clinic operating costs	146,890	5,212	325		152,427

Gross margin	48,563	3,404	(196)		51,771
Corporate office costs	19,165	—	120	(5)	19,285

Operating income from continuing operations	29,398	3,404	(316)		32,486
Interest and other income, net	5	—	—		5
Interest expense	(398)	—	560	(6)	(958)

Income before taxes from continuing operations	29,005	3,404	(876)		31,533
Provision for income taxes	8,798	—	956	(7)	9,754

Net income from continuing operations including non-controlling interests	20,207	3,404	(1,832)		21,779
Less: net income attributable to non-controlling interests	(6,618)	—	(138	) (8)	(6,756)

Net income attributable to common shareholders from continuing operations	$13,589	$3,404	$(1,970)		$15,023

Earnings from continuing operations per share attributable to common shareholders:
Basic	$1.13				$1.25
Diluted	$1.12				$1.24
Shares used in computation:
Basic	12,050				12,050

Diluted	12,069				12,069

See notes to combined condensed pro forma statements of income.

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES

COMBINED CONDENSED PRO FORMA STATEMENT OF NET INCOME

FOR THE YEAR ENDED DECEMBER 31, 2012

(IN THOUSANDS, EXCEPT PER SHARE DATA)

					Adjustments		Proforma
	USPT (9)	ARC (10)	Adjustments (11)	Adjustments (12)	Debit (Credit)		Consolidated
Net patient revenues	$244,443	$11,471	$(341)	$(64)	$(171	) (3)	$255,680
Other revenues	7,645	—	(2,094)	—	—		5,551

Net revenues	252,088	11,471	(2,435)	(64)	(171)		261,231
Clinic operating costs:
Salaries and related costs	132,824	3,691	(1,220)	(479)	1,139	(13)	135,955
Rent, clinic supplies, contract labor and other	51,620	1,649	(1,518)	(497)	1,995	(14)	53,249
Provision for doubtful accounts	4,848	—	(24)	—	171	(3)	4,995
Closure costs	211	—	—	—	—		211

Total clinic operating costs	189,503	5,340	(2,762)	(976)	3,305		194,410

Gross margin	62,585	6,131	327	912	(3,134)		66,821
Corporate office costs	24,782	2,937	(278)	—	(2,777	) (15)	24,664

Operating income from continuing operations	37,803	3,194	605	912	(357)		42,157
Interest and other income (expense), net	6	(3)	—	—	—		3
Interest expense	(557)	(24)	—	24	647	(5)	(1,204)

Income before taxes from continuing operations	37,252	3,167	605	936	(1,004)		40,956
Provision for income taxes	11,034	—	181	—	1,122	(16)	12,337

Net income from continuing operations including non-controlling interests	26,218	3,167	424	936	(2,126)		28,619
Less: net income attributable to non-controlling interests	(8,285)	—	(145)	—	(295	) (7)	(8,725)

Net income attributable to common shareholders from continuing operations	$17,933	$3,167	$279	$936	$(2,421)		$19,894

Earnings from continuing operations per share attributable to common shareholders:
Basic	$1.52						$1.69
Diluted	$1.51						$1.67
Shares used in computation:
Basic	11,804						11,804

Diluted	11,904						11,904

See notes to combined condensed pro forma statements of income.

Notes to Unaudited Combined Condensed Pro Forma Consolidated Statements of Income

1.	Based on the historical financial statements of the Company filed with the SEC on November 7, 2013 in its Form 10Q for the quarterly period ended September 30, 2013 (“September 2013 Form 10Q”).
2.	Based on the internal financial statements of ARC Investment Services, LLC for the nine months ended September 30, 2013. Elimination entries for the portion of the business not acquired in the ARC Acquisition is immaterial.
3.	To reflect bad debt provision in clinic operating costs.
4.	To reflect estimated additional depreciation and amortization based on the step up in basis of the fixed assets and intangible assets to fair market value.
5.	To reflect estimated amortization of non-competition agreement.
6.	To reflect estimated additional interest expense and amortization of debt costs due to proceeds drawn on the Company’s Credit Agreement to fund this acquisition and due to debt incurred in this acquisition transaction.
7.	To reflect estimated additional tax provision due to these proforma adjustments and ARC results.
8.	To reflect the non-controlling interest for ARC non-controlling limited partners.
9.	Based on the historical financial statements of the Company filed with the SEC on March 12, 2013 in the Form 10K for the year ended December 31, 2012.
10.	Based on the audited financial statements of ARC Investment Services, LLC for the year ended December 31, 2012 (“ARC 2012 Audited Financials”).
11.	To reflect discontinued operations of USPT. Refer to disclosures in September 2013 Form 10Q.
12.	To eliminate the portion of the business included in the ARC 2012 Audited Financials not included as part of the ARC Acquisition.
13.	To reflect salaries and related costs in ARC corporate office costs as clinic operating costs.
14.	To reflect estimated additional depreciation and amortization of $197,000 based on the step up in basis of the fixed assets and intangibles assets to fair market value and to reflect rent, clinic supplies, contract labor and other in ARC corporate office costs as clinic operating costs.
15.	To reflect ARC corporate office costs in clinic operating costs and estimated amortization of non-competition agreements.
16.	To reflect estimated additional tax provision due to these proforma and other adjustments and ARC results.